EXHIBIT 10
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES
______________________________

MATERIAL CONTRACTS

The following documents of Navistar International Corporation, its principal subsidiary, Navistar, Inc., and its indirect subsidiary, Navistar Financial Corporation and its affiliated trust, Navistar Financial Dealer Note Master Owner Trust II, are incorporated herein by reference.

10.87
Amendment No. 9 to the Note Purchase Agreement, dated as of May 31, 2017, among Navistar Financial Securities Corporation, as the seller, Navistar Financial Corporation, as the servicer, Credit Suisse AG, New York Branch, as a managing agent, Credit Suisse AG, Cayman Islands Branch, as a committed purchaser, Alpine Securitization Ltd., as a conduit purchaser, New York Life Insurance Company, as a managing agent and a committed purchaser, New York Life Insurance and Annuity Corporation, as a managing agent and a committed purchaser, and Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser. Filed as Exhibit 10.1 to Form 8-K dated May 31, 2017 and filed on June 1, 2017. Commission File No. 001-09618.

10.88
Series 2017-1 Indenture Supplement to the Indenture, dated as of June 28, 2017, between Navistar Financial Dealer Note Master Owner Trust II, as issuing entity, and Citibank, N.A., as indenture trustee. Filed as Exhibit 10.1 to Form 8-K dated June 28, 2017 and filed on June 29, 2017. Commission File No. 001-09618.

The following documents of Navistar, Inc. are filed herewith:

10.89*	First Amendment, effective January 1, 2017, to the Navistar, Inc. Supplemental Executive Retirement Plan, as amended and restated effective June 1, 2016.

10.90*	First Amendment, effective January 1, 2017 to the Navistar, Inc. Managerial Retirement Objective Plan, as amended and restated effective June 1, 2016.

* Indicates a management contract or compensatory plan or arrangement required to be filed or incorporated by reference as an exhibit to this report.

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